The Foundation for Future Growth 2009 Banking and Financial Services Investor Conference Hosted by Bank of America Merrill Lynch 10 November 2009 Exhibit 99.1

Reminder

This presentation contains forward-looking statements as defined by United States securities laws, including statements about our goals and expectations regarding our business, financial condition, results of operations and strategies, the financial and market outlook, governmental and regulatory initiatives and developments and the business environment. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this release.
Important factors that may affect future results and outcomes include, but are not limited to: financial market disruptions and the economic recession, whether in the U.S. or internationally, and monetary and other governmental actions designed to address such disruptions and recession, including actions taken in the U.S. and internationally to address the financial and economic disruptions that began in 2007; increases in the potential volatility of, or declines in the levels of, our net interest revenue, changes in the composition of the assets on our consolidated balance sheet and the possibility that we may be required to change the manner in which we fund those assets; the financial strength and continuing viability of the counterparties with which we or our customers do business and to which we have investment, credit or financial exposure; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities, and the liquidity requirements of our customers; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the income statement recognition of an impairment loss; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; the possibility of our customers incurring substantial losses in investment pools where we act as agent and the possibility of further general reductions in the valuation of assets; our ability to attract deposits and other low-cost, short-term funding;
potential changes to the competitive environment, including changes due to the effects of consolidation, extensive and changing government regulation and perceptions of
State Street as a suitable service provider or counterparty; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; our ability to measure the fair value of the investment securities on our consolidated balance sheet; the results of litigation, government investigations and similar disputes and, in particular, the effect of current or potential proceedings concerning State Street Global Advisors’, or SSgA’s, active fixed income strategies and other investment products, including the potential for monetary damages and negative consequences for our business and our reputation arising from the previously reported “Wells” notice we received from the SEC; the enactment of legislation and changes in regulation and enforcement that impact us and our customers; adverse publicity or other reputational harm; our ability to pursue acquisitions, strategic alliances and divestures, finance future business acquisitions and obtain regulatory approvals and consents for acquisitions; the performance and demand for the products and services we offer, including the level and timing of withdrawals from our collective investment products; our ability to grow revenue, attract and retain highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; our ability to control operating risks, information technology systems risks and outsourcing risks, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will fail or be circumvented; the potential for new products and services to impose additional costs on us and expose us to increased operational risk, and our ability to protect our intellectual property rights; changes in government regulation or new legislation, which may increase our costs, expose us to risk related to compliance or impact our customers; changes in accounting standards and practices; and
changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that impact the amount of taxes due.
While, as previously announced, State Street has determined it is appropriate to increase its reserve for the active fixed-income matter, State Street has not entered into a settlement agreement with the SEC or any other regulator at this time and there can be no assurance that State Street will do so in the future.  If such settlement discussions are not successful and the SEC or other regulators were to pursue an enforcement action, they would likely seek monetary or other penalties or remedies, which may be greater than such reserve.  There can be no assurance that State Street will be able to agree upon terms of a settlement with these regulatory authorities and, if the Company were unable to do so and the SEC or other regulatory authorities were to commence an enforcement proceeding, such enforcement proceeding, and the outcome thereof, may have a material adverse effect on the Company’s business.
Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2008 Annual
Report on Form 10-K, our Current Report on Form 8-K dated May 18, 2009, and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on Risk Factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, November 10, 2009, and we do not undertake efforts to revise those forward-looking statements to reflect events after this date.

The Foundation for Future Growth Agenda Capital: Reviewing the Investment Portfolio Costs: Continuous Improvement Focusing on the Foundation Customers: Benefiting From Relationships 3

Focusing on the Foundation Ronald E. Logue Chairman and Chief Executive Officer 4

The Foundation for Future Growth
Focusing on the Foundation
Strengthened
Capital
• Passed Federal Reserve stress test
• Raised $2.3B in equity capital
• Repaid TARP and warrants
• Executed TCE Improvement Plan
Reduced Costs
• Reduced headcount by 8%*
• Reduced 2009 performance-based incentive compensation
• Streamlined operations
Deepened
Customer
Relationships
• Added $626B in assets to be serviced YTD 2009
• Added $119B new business YTD 2009 at SSgA
• Introduced new products and services
2009 Actions Will Have a Multi-Year Effect
*Compared to December 2008

The Foundation for Future Growth
Focusing on the Foundation: Capital
Targets
State Street Corp
Q1  ‘09 Q2 ‘09 Q3 ‘09
Tier 1 Leverage 5%* 10.44% 7.26% 8.02%
Tier 1 Capital 6%* 19.13% 14.53% 15.27%
Tier 1 Common Ratio 4%** 14.75% 12.57% 13.30%
Total Capital 10%* 20.49% 15.87% 16.53%
Tangible Common Equity 4.25% - 4.75%*** 5.87% 4.96% 5.59%
TCE / RWA**** N/A 8.15% 8.52% 10.25%
Capital Structure (at period end)
Among the Highest Capital Ratios in the Industry
6
For a description, and as applicable, a reconciliation of the tier 1 common, the tangible common equity, and the TCE/RWA ratio, see the appendix.
*Minimum “Well Capitalized” as defined by Federal regulations: Tier 1 Leverage applies to State Street Bank only.
**Target Minimum ratios as defined by the Federal Reserve stress test.
***Target ratio as defined by State Street.
****Ratio as defined by Moody’s.

The Foundation for Future Growth:
Focusing on the Foundation: Costs
3,144
2,246
470
493
425
341
360
798
587
499
0
600
1,200
1,800
2,400
3,000
3,600
4,200
4,800
5,400
9 months 2008 9 months 2009
Other
Occupancy
Transaction Processing
Info Systems
Salaries & Benefits
-26%
$M
-15%
-29%
22% Expense* Reduction YTD 2009 vs. YTD 2008
5,252
4,111

*Based on “operating- basis expenses” as reconciled to reported expenses in appendix

The Foundation for Future Growth
Focus on the Foundation: Customers
Business
YTD New Wins¹
($ billions)
Installed thru Q3
($ billions)
To be installed
($ billions)
US Asset Servicing $388.7 $332.1 $56.6
Non-US Asset Servicing $237.6 $166.4 $71.2
Total Asset Servicing $626.3 $498.5 $127.8
US Asset Management $60.8 $39.0 $21.8
Non-US Asset Management $58.0 $34.2 $23.9
Total Asset Management $118.8 $73.2 $45.6
1
Assets as of 9/30/09
Continued Momentum in Core Business

Capital: Reviewing the Investment Portfolio Edward J. Resch Chief Financial Officer 9

The Foundation for Future Growth
Capital: Reviewing the Investment Portfolio
Balance Sheet Position
Disciplined Investment in Highly Rated Securities
*Excludes $22B on deposit with central banks
All data as of 9/30/09 unless otherwise noted.
10
• Total balance sheet: $141B* of which $98B is in investment portfolio
– 80% rated AAA/AA
• Re-investment strategy
– Invested about $14B , the vast majority of which are AAA-rated agency mortgage-backed and select asset backed securities in Q3 2009
• Assets have an average price of $101.50 and an average yield of 3.33% and an average duration of 2.24 years
• Expectations:
– Intend to re-invest about $3B in Q4 2009 as $4.5B matures/pays down
– Duration of investment portfolio at 12/31/09 to be about 1.2 years
– Duration gap on balance sheet at 12/31/09 to be about 0.2 years
– Former conduit assets to generate about $200M in Q4 2009 and $5B of discount accretion over life of the assets
– To lower wholesale funding over time
– To remain cautious and build capital in an uncertain environment

The Foundation for Future Growth
Capital: Reviewing the Investment Portfolio
• Unrealized after-tax mark-to-market loss on investment portfolio at 9/30/09 is $2.98B
– Unrealized after-tax loss continues to further improve in fourth quarter: $2.39B as of 11/04/09
– As of 11/04/09 compared with 12/31/08, the unrealized after-tax loss has improved 62%
– OTTI taken: approximately $300 million (2007 – 2009 YTD)
• Passed Federal Reserve’s stress test under “more adverse” scenario in May 2009
• Constructed investment portfolio using conservative principles
• All 9,735 CUSIPs are current as to principal and interest
• Very modest interest-rate risk position
– Slowly rising rates (25 bps per quarter) is expected to have a minimal impact on NIR over the next twelve months
We Remain Comfortable with our Investment Portfolio
Investment Portfolio is Well-positioned for the Future

The Foundation for Future Growth
Capital: Reviewing the Investment Portfolio
• Expect balance sheet to be slightly smaller, compared to Q3 2009, by end of 2009
• Continue to manage Investment Portfolio opportunistically and conservatively
• Started re-investment plan in 2H 2009
• Continue to build capital position until regulatory environment becomes clear
• In the fourth quarter we will maintain our modest interest-rate risk position
• Achieve TCE of 6.10% by end of 2009, well above our target range of 4.25% - 4.75%
Fourth Quarter 2009 Plan
Maintain a Strong Capital Position with Selective Re-Investment Strategy

Costs: Continuous Improvement Customers: Benefiting From Relationships Joseph L. Hooley President and Chief Operating Officer 13

The Foundation for Future Growth
Costs: Continuous Improvement
• 22% year-over-year decline in operating expense during
first nine months of 2009*
• De-layered organization in early 2009
• Maximizing efficiency in key processes (LEAN)
• Centralizing standard processes (COEs)
• Building capacity in Asia and Eastern Europe
– Expanded presence in Poland
– Establishing fund accounting capabilities in China
• Restructuring global real estate footprint
• Driving annual increases in global procurement savings
Structural
Expense
Reduction
*Based on “operating-basis” expenses—see appendix for reconcilement.

Growing complexity in
investment vehicles
Increased demand for
outsourcing
The Foundation for Future Growth
Customers: Benefiting From Relationships
Trends
Trends
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Asset pools
growing
Industry consolidation
Flight to quality
Increasing regulatory
oversight
Globalization

The Foundation for Future Growth
Customers: Benefiting From Relationships
• Higher equity markets raising assets under administration
and assets under management (3/31/09 to 9/30/09)
– AUA up 19%
– AUM up 24%
• Creating opportunities in passive strategies and ETFs
– ETF AUM grew by 29% Q3 2009 vs. Q1 2009; 8 new funds
launched YTD
– Recent passive mandate wins include: Arizona Public
Safety Retirement System; Royal Borough of Kingston
upon Thames Pension Fund in London and The
Pensioenfonds Horeca & Catering (PH&C)
• Increased flows into offshore and domestic long-term funds
Asset Pools
Growing
State Street
Trend

The Foundation for Future Growth
Customers: Benefiting From Relationships
• Investment managers consolidating providers
– Leading servicer of asset management industry
•
42% market share serving US mutual funds¹
– Most comprehensive product range in industry including
back office, middle office and transfer agency
•
53% market share in middle office outsourcing²
• Increasing capital requirements expected to drive custody
industry consolidation
– Demonstrated track record consolidating acquisitions
• Customer retention rate of more than 90% from
large transactions
Industry
Consolidation
State Street
Trend
1
ICI, August 31, 2009
2
Greensted Report, Spring 2009

The Foundation for Future Growth
Customers: Benefiting From Relationships
• Hedge fund customers seeking more transparency and an
independent third-party servicer
• 56 new mandates YTD
– Private equity servicing AUA of $145 billion as of 9/30/09
– Hedge fund servicing AUA of $276 billion as of 9/30/09
• Growth in demand for Collateral Management, OTC
Derivatives Processing and Risk and Compliance Analytics
Increasing
Regulatory
Oversight
State Street
Trend

The Foundation for Future Growth
Customers: Benefiting From Relationships
• Comprehensive global footprint in 27 countries with
common systems infrastructure
• Increasing demand for multi-national bundled solutions
• Broad-based pipeline across North America, Europe and
Asia/Pacific
– New customers include QIC, Fonchim, AP Fonden, M&G
• Evaluating acquisition opportunities, especially in Europe
Globalization
State Street
Trend

The Foundation for Future Growth
Customers: Benefiting From Relationships
• Significant product and industry leadership
–
No. 1 in mutual fund administration (Global Custodian)
– No. 1 manager of US institutional tax-exempt, DB and
endowment assets (P&I)
• Cross sell strength continues
– As of 9/30/09
• State Street’s top 100 customers buy 13.7 State
Street products, up from 13.2 a year ago
• State Street’s top 1000 customers buy 8.2 State
Street products, up from 7.9 a year ago
– Customer deposits drive excess liquidity
• Supports passive strategies and growth in ETFs
Flight to Quality
State Street
Trends

The Foundation for Future Growth
Strengthened
Capital
• Provides future flexibility
– Dividend re-instatement
– Share repurchases
– Selective acquisitions
Reduced Costs
• Ongoing focus
• Expect to continue to restrain
– Headcount
– Discretionary spend
Deepened
Customer
Relationships
• Adding new customers globally
• Expanding “share of wallet” with existing customers
• Expanding the base of revenue streams
Well Positioned for Long-term Growth

22